UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer Identification No.)

1905 Sherman Street, Suite 335, Denver, Colorado 80203
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 303-993-8028

____n/a_____

(Former name, former address and former fiscal year,
if changed since last report)

Total number of pages in this document: 3

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

CIM Securities, LLC Agreement.  On December 28, 2009, the Company entered into a Financial Advisory and Investment Banking Services Agreement with CIM Securities, LLC.  This agreement was approved by the Board on March 17, 2010.  Under this agreement, CIM Securities, LLC will advise, consult with and assist the Company in various matters, including the following:

•	Reviewing the Company’s business, operations, and financial condition;
•	Reviewing the Company’s proposed objectives and advising on capitalization structures, valuation, and capital raising;
•	On a bests efforts basis, introducing the Company to accredited financial investors and/or strategic investors for one or more private placements of equity and/or debt securities;
•	Acting as advisor to the Company in considering the issuance of a technology license(s) or other form of business partnership;
•	Acting as advisor to the Company for a possible M&A transaction; and
•	Providing general corporate advice as requested.

Under this agreement, Company shall compensate CIM Securities, LLC for their services rendered as follows:

•	A non-refundable engagement fee of $7,500 upon execution of the agreement and $7,500 on or before January 28, 2010;
•
8% of the aggregate gross cash proceeds received by the Company in a Private Placement and 3% for non-accountable expenses, totaling 13% for the total cash placement fees of the cash raised in any offering;

•	5% for mezzanine debt and 5% for warrants;
•	2% for senior debt;
•	3% for financial advisory services rendered in connection with capital raised from other sources;
•	3% of the total purchase price paid if the Company consummates any acquisition, divestiture, merger, joint venture or other business combination; and
•	10% of any licensing or other form of agreement generating revenues to Company through a party introduced to Company by CIM Securities, LLC.

The term of this agreement is six (6) months from the effective date of the agreement, unless extended by mutual agreement of the parties.

A copy of the text of this agreement is attached hereto as an exhibit.

Northern Equity, Inc. Agreement.  On December 17, 2009, the Company entered into a Consulting Agreement with Northern Equity, Inc.  This agreement was approved by the Board on March 17, 2010.  Under this agreement, Northern Equity, Inc. will provide the following services to the Company:

•	Advise the Company in strategic planning for corporate growth.
•	Introduce the Company to individuals or companies that may assist it in its corporate growth efforts.

•	Advise the Company regarding means of accessing potential financing sources directly or through the assistance of third parties;
•	Introduce the Company to members of the broker-dealer and financial community;
•	Advise the Company in its dealings with members of the business and financial community including travel at request of the Company; and
•	Advise the Company on investor relations and public relations.

Under this agreement, Company shall compensate Northern Equity, Inc. for their services rendered as follows:

•	Charges for service shall be in reasonable amounts pursuant to a budget periodically reviewed and agreed between the President of the Company and the Consultant. No budget has yet been set.
•
Company shall issue Northern Equity, Inc. options exercisable to purchase 600,000 shares of the Company’s common stock at a price of $0.50 per share.  Each option will have a term of five years from date of grant and be deemed to have a value of $.0001 on issue. 50,000 options shall vest upon the execution of the agreement and 550,000 shall vest when Company closes its next $1 million of funding.

The term of this agreement is from the effective date of the agreement through December 31, 2010, unless extended by mutual agreement of the parties.

A copy of the text of this agreement is attached hereto as an exhibit.

Steve Heins Agreement.  On January 15, 2010, the Company entered into a Consulting Letter Agreement with Steve Heins. This agreement was approved by the Board on March 17, 2010.  Under this agreement, Mr. Heins will provide the following services to the Company:

•	Focused communications, public relations and investor relations in the U.S. market with an initial emphasis on the IR component of the Company’s story;
•	Establish thought leadership role for Company;
•	Establish Company’s officers and employees areas of expertise to be used for quotes in news relates and potential news stories;
•	Produce monthly newsletters for current investors, analysis, financial media and other interested parties;
•	Produce an internal newsletter to inform Company employees of current developments with Company;
•	Produce a series of updated press releases that recap where Company is in the stage of development;
•	Produce press releases for major Company milestones;
•	Tell Company’s story to new customers;
•	Identify all media outlets, editorial boards and reporters who cover international technology stories and issues;
•	Create a database for reporters and editors of pertinent new stories;
•	Write op-ed articles for national and international consumption; and
•	Look for speaking engagements and conference opportunities for senior Company personnel.

Under this agreement, Company shall compensate Mr. Heins for his services rendered as follows:

•	$75 per hour with a cap of forth (40) hours per month, exclusive of reasonable out-of-pocket expenses approved by Company in advance; and
•	A grant of 50,000 options for Company’s common stock vesting upon the execution of the agreement.

The term of this agreement is month-to-month.  Either party may terminate this agreement at any time without cause upon thirty (30) days written notice.

A copy of the text of this agreement is attached hereto as an exhibit.

Michael Barber Agreement.  On December 18, 2009, the Company entered into a Consulting Letter Agreement with Michael Barber.  This agreement was approved by the Board on March 17, 2010.  Under this agreement, Mr. Barber will provide the following services to the Company:

•	Introducing Company to Mr. Barber’s contacts, including brokerage houses, financial personnel and investors for PIPEs and other capital-raising activities;
•	Assisting Company with media coverage, relations and press releases; and
•	Preparing a biographical sketch to be posted on Company’s website to inform the public of Mr. Barber’s background and capabilities.

Under this agreement, Company shall compensate Mr. Barber for his services rendered as follows:

•
Payment of $75,000, paid in monthly in six (6) installments of $10,000 and one (1) installment of $15,000, where such payments will commence within one calendar month following the execution of this agreement;

•	Grant Mr. Barber the number of shares of Company common stock to bring the total number of shares owned by Mr. Barber to 500,000;
•	Grant Mr. Barber options to purchase additional shares of Company’s common stock at $0.25 per share, in an amount necessary to bring the total number of all options owned by Mr. Barber to 650,000; and
•
A bonus in the minimum amount of one-half of one percent (.5%) of the net proceeds to Company of any PIPE transaction which closes during the term of the agreement or within six (6) months thereafter which is directly attributable to Mr. Barber’s contacts.

The term of this agreement is for one (1) year from the execution of the agreement.  Company may extend the agreement in its sole discretion for an additional six (6) months beyond the initial term upon fifteen (15) days prior written notice to Mr. Barber.  Company may terminate this agreement at any time without cause upon thirty (30) days written notice and either party may terminate immediately for cause as set forth in the agreement.

A copy of the text of this agreement is attached hereto as an exhibit.

Capital Group Communications, Inc. Agreement.  Effective March 8, 2009, the Company entered into a Consulting Agreement with Capital Group Communications, Inc.  This agreement was approved by the Board on March 17, 2010.  Under this agreement, Capital Group Communications, Inc. will represent the Company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals and to consult with management concerning such Company activities including:

•	Present the company to Consultant’s online network of Brokers, Analyst and Institutions.

•
Assist the Company in further reviewing the preliminary evaluation and assessment prepared by Consultant in evaluating and assessing the challenges facing the Company in communicating with the investor marketplace.

•
Consult and assist the Company, as appropriate, in: (1) developing and implementing plans and means for presenting the Company and its business plans, strategy and personnel to the financial community (using Consultant’s database of licensed brokers, analyst, institutions and fund managers); and (2) establishing an image for the Company in the financial community through an extensive grass roots marketing program.

•
With the cooperation of the Company and during the Term, maintain target investor awareness of the Company's plans, strategy and personnel, as they may evolve during the Term, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to Consultant’s designated subscribers.

•	Provide assistance to the Company with respect to its shareholder relations.

•
At the Company’s request and subject to the Company’s securing its own rights to the use of its names, marks, and logos, Consultant shall assist the Company in the use of its corporate symbols, logos, and names to enhance the presentation of said symbols, logos and names, and other matters relating to the Company’s corporate image.

•
Upon the Company's direction and approval, Consultant shall disseminate information regarding the Company to Consultant’s online newsgroups and its members and provide re-direction from yahoo.com finance, investment community professionals and the general investing public.

•
At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof.

Under this agreement, Company shall compensate Capital Group Communications, Inc for its services rendered by issuing and delivering to Consultant, at Consultant’s address, one (1) or more stock certificates representing 1,300,000 shares of CHWM common stock, each certificate to bear a restricted securities legend in accordance with the Securities Act of 1933. This Fee shall be for all purposes non-refundable in every respect.

The term of this agreement is for one (1) year from the execution of the agreement.

A copy of the text of this agreement is attached hereto as an exhibit.

Richard Kranitz Agreement.  On or about March 17, 2010, the Company entered into an oral agreement with Richard Kranitz whereby Mr. Kranitz will render certain consulting services to the Company advice on strategic planning, capital formation and investor relations matters. This oral agreement was approved by the Board on March 17, 2010. Concurrently therewith, Mr. Kranitz will be purchasing purchase 750,000 shares of the Company’s common stock from an existing shareholder in a private transaction. Mr. Kranitz is a member of Kranitz & Philipp which performs legal services for CHWM.

Eric Hager Agreement.  On or about March 17, 2010, the Company orally amended the compensation terms of the Consulting Agreement it had entered into with Eric Hager dated June 29, 2009.  The new compensation terms for Mr. Hager shall be a flat fee of $4,000 per month for his consulting services to the Company.  No other terms or conditions of the June 29, 2009 agreement were orally amended.   This oral amendment to the compensation terms of the June 29, 2009 agreement was approved by the Board on March 17, 2010.

Ian Stewart Agreement.  On or about December 1, 2009, the Company entered into a Consulting Agreement with Ian Stewart for providing the Company with technical advice and guidance related to the Company’s fiber network.    The Company agreed to pay Mr. Stewart $4,000 per month for consulting services rendered during November 2009 and December 2009 and $6,000 per month for consulting services rendered thereafter. Mr. Stewart and the Company agreed that any payment for such services rendered shall be deferred until the Company receives sufficient funding.  This agreement was approved by the Board on March 17, 2010.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

At a meeting of the Board of Directors on March 17, 2010, the Board approved the grant of options to purchase the Company’s common stock in accordance with their agreements as follows:

•	Dr. Allan Rabinoff was granted 1.5 million options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term for his leadership and dedication to the Company;

•	Mr. Steven Berman was granted 1.5 million options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term for his leadership and dedication to the Company;

•	Mr. Buck Krieger was granted 200,000 options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term for his invaluable contributions to the Company;

•	Ms. Sharon Xiong was granted 200,000 options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term for her invaluable contributions to the Company;

•	Mr. Ralph Rueschle was granted 100,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term for his dedication and service to the Company;

•	Mr. Mel Marten was granted 100,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term for his dedication and service to the Company;

•	Mr. Jason Loyet was granted 100,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term for his dedication and service to the Company;

•
Mr. Frank Ventura was granted 100,000 options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term and an additional 300,000 options to purchase the Company’s common stock at $0.25 per share to be vested as follows: 100,000 options on the first anniversary of his employment contract effective date; 100,000 options on the second anniversary of his employment contract effective date; and 100,000 options on the third anniversary of his employment contract effective date.  This grant of options was for his leadership and invaluable contributions to the Company;

•	Mr. Phil Allen was granted 100,000 options to purchase the Company’s common stock at $0.25 per share with a five-year exercise term for his dedication and service to the Company;

•	Ms. Jia Yu was granted 50,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term her dedication and service to the Company; and

•	Ms. Karen Hazelton was granted 50,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term her dedication and service to the Company.

•	Mr. Stephen Heins was granted 50,000 options to purchase the Company’s common stock at $0.50 per share with a five-year exercise term for his dedication and service to the Company;

At a meeting of the Board of Directors on March 17, 2010, the Board authorized the issuance of up to 600,000 shares of the Company’s common stock to compensate future service providers to the Company on reasonable terms to be determined in the future.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

A. Financial Statements - None

B. Exhibits –

10.12 CIM Securities, LLC Financial Advisory and Investment Banking Services Agreement

10.13 Northern Equity, Inc. Consulting Agreement

10.14 Consulting Letter Agreement (Steve Heins)

10.15 Consulting Letter Agreement (Michael Barber)

10.16 Capital Group Communications, Inc. Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC.
(Registrant)

Dated: March 17, 2010 /s/ Steven Berman ----------------------------------- Steven Berman, President